UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2016

BIM HOMES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55489	47-4184146
(Commission File Number)	(IRS Employer Identification No.)

3136 Mission Gorge Road, Suite 111 San Diego, CA	92120
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (858) 459-1133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

BIM Homes, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to correct some inadvertent errors which occurred in the filing of the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2016 (the “Original Form 8-K”), including (i) referencing an incorrect number of shares of common stock (2,495,000 rather than the correct number of 2,500,000)) underlying the acquired warrants, (ii) referencing an incorrect number of warrants (2,000,000 rather than the correct number of 2,005,000) purchased by Armada Enterprises GP, LLC, as set forth in the table under Item 5.01 of the Original Form 8-K, (iii) referencing incorrect aggregate consideration paid for shares and warrants by Jason Offenhartz ($7,500 rather than the correct number of $75,000), RNG Studios, Inc. ($37,000 rather than the correct number of $370,000) and MC2 Consulting, Inc ($5,000 rather than the correct number of $50,000), as set forth in the table under Item 5.01 of the Original Form 8-K, and (iv) inadvertently omitting Item 9.01 and the exhibits to the Original Form 8-K. This Amendment No. 1 is being filed with the SEC to correct and replace the Original Form 8-K with correct filing information and the exhibits. No other changes are made to the Original Form 8-K.

Item 5.01. Changes in Control of Registrant.

Effective June 17, 2016, certain stockholders and warrant holders of BIM Homes, Inc. (the “Company”) sold an aggregate of 2,495,000 shares of the Company’s common stock and warrants to purchase 2,500,000 shares of the Company’s common stock, resulting in a change of control of the Company. The purchasers and the respective number of securities purchased were as follows:

Name of Purchaser	No. of Shares Purchased	No. of Warrants Purchased	Aggregate Consideration Paid for Shares and Warrants	Percent of Outstanding Shares Held by Purchaser as a Result of Purchase (1)
Armada Enterprises GP, LLC (“Armada”)	2,000,000	2,005,000	$200,000	76.0%
Jason Offenhartz	75,000	75,000	75,000	2.9%
RNG Studios, Inc.	370,000	370,000	370,000	14.1%
MC 2 Consulting, Inc.	50,000	50,000	50,000	1.9%

(1)	Based on 2,630,000 shares outstanding as of June 17, 2016.

Each of the purchasers used its or his own funds for the respective purchase.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Securities Purchase Agreement, dated May 4, 2016, between Armada Enterprises GP, LLC and certain selling shareholders and warrant holders of BIM Homes, Inc., pursuant to which 2,000,000 shares of common stock and 2,005,000 warrants were sold by third parties to Armada Enterprises GP, LLC.

10.2	Securities Purchase Agreement, dated June 3, 2016, between Jason Offenhartz and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 25,000 shares of common stock and 25,000 warrants were sold by third parties to Jason Offenhartz.

10.3	Securities Purchase Agreement, dated June 6, 2016, between Jason Offenhartz and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 50,000 shares of common stock and 50,000 warrants were sold by third parties to Jason Offenhartz.

10.4	Securities Purchase Agreement, dated June 8, 2016, between RNG Studios, Inc. and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 370,000 shares of common stock and 370,000 warrants were sold by third parties to RNG Studios, Inc.

10.5	Securities Purchase Agreement, dated May 5, 2016, between MC 2 Consulting, Inc. and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 50,000 shares of common stock and 50,000 warrants were sold by third parties to MC 2 Consulting, Inc.

10.6	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.7	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.8	Class C Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.9	Class D Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.10	Class E Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.11	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.12	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.13	Class C Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.14	Class D Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.15	Class E Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.16	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.17	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.18	Class C Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.19	Class D Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.20	Class E Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.21	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.22	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.23	Class C Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.24	Class D Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.25	Class E Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIM HOMES, INC.

Dated: August 19, 2016	By:	/s/ Milan Saha
	Name:	Milan Saha
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Securities Purchase Agreement, dated May 4, 2016, between certain selling shareholders and warrant holders of BIM Homes, Inc. and Armada Enterprises GP, LLC, pursuant to which 2,000,000 shares of common stock and 2,005,000 warrants were sold by third parties to Armada Enterprises GP, LLC.

10.2	Securities Purchase Agreement, dated June 3, 2016, between Jason Offenhartz and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 25,000 shares of common stock and 25,000 warrants were sold by third parties to Jason Offenhartz.

10.3	Securities Purchase Agreement, dated June 6, 2016, between Jason Offenhartz and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 50,000 shares of common stock and 50,000 warrants were sold by third parties to Jason Offenhartz.

10.4	Securities Purchase Agreement, dated June 8, 2016, between RNG Studios, Inc. and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 370,000 shares of common stock and 370,000 warrants were sold by third parties to RNG Studios, Inc.

10.5	Securities Purchase Agreement, dated May 5, 2016, between MC 2 Consulting, Inc. and certain selling shareholders and warrant holders of BIM Homes, Inc. represented by Armada Enterprises GP, LLC, pursuant to which 50,000 shares of common stock and 50,000 warrants were sold by third parties to MC 2 Consulting, Inc.

10.6	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.7	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.8	Class C Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.9	Class D Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.10	Class E Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Armada Enterprises GP, LLC, representing the 401,000 warrants assigned by third parties to Armada Enterprises GP, LLC.

10.11	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.12	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.13	Class C Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.14	Class D Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.15	Class E Warrant Certificate to Purchase Common Stock dated June 17, 2016, from BIM Homes, Inc. to Jason Offenhartz, representing the 15,000 warrants assigned by third parties to Jason Offenhartz.

10.16	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.17	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.18	Class C Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.19	Class D Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.20	Class E Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to RNG Studios, Inc., representing the 74,000 warrants assigned by third parties to RNG Studios, Inc.

10.21	Class A Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.22	Class B Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.23	Class C Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.24	Class D Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.

10.25	Class E Warrant Certificate to Purchase Common Stock, dated June 17, 2016, from BIM Homes, Inc. to MC 2 Consulting, Inc., representing the 10,000 warrants assigned by third parties to MC 2 Consulting, Inc.